                                  EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                   TERM SHEET
                                  $977,276,100
                              (APPROXIMATE OFFERED)
                                  SASCO 2002-5A
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                              WELLS FARGO, TRUSTEE

--------------------------------------------------------------------------------------------------------------------------------
                                                       WAL to
                                                      Earlier
                                                        of
                                                      WA Reset     WAL To     Est. Pmt  Expected
                              Initial                  or IO      Optional  to Optional   Initial    Legal         Expected
                   Approx.    Coupon      Security    Collapse  Termination Termination   Loss        Final          Ratings
    Class          Size ($)     (1)     Description  (yrs)(2)(3) (yrs)(2)    Window (2)  Coverage    Maturity   Moody's/S&P/Fitch
--------------------------------------------------------------------------------------------------------------------------------
    1-A1         $165,000,000   6.44%   Variable PT    2.43       2.98     04/02-04/11   8.25%(4) 04/25/2032     Aaa/AAA/AAA
    1-A2          $25,000,000   5.25%   Variable PT    2.43       2.98     04/02-04/11   4.50%    04/25/2032     Aaa/AAA/AAA
    1-A3         $194,218,000   5.33%   Variable PT    2.43       2.98     04/02-04/11   4.50%    04/25/2032     Aaa/AAA/AAA
   1-A4(4)         $6,188,000   6.44%   Variable PT    2.43       2.98     04/02-04/11   4.50%    04/25/2032     Aaa/AAA/AAA
   1-A5(6)       Notional       5.00%     Interest     2.44       2.44     04/02-09/06   4.50%    04/25/2032     Aaa/AAA/AAA
                                            Only
--------------------------------------------------------------------------------------------------------------------------------
    2-A1         $160,613,000   6.31%   Variable PT    2.25       2.99     04/02-04/11 7.00%(5)   04/25/2032     Aaa/AAA/AAA
   2-A2(5)         $4,016,000   6.31%   Variable PT    2.25       2.99     04/02-04/11   4.50%    04/25/2032     Aaa/AAA/AAA
   2-A3(6)       Notional       5.00%     Interest     2.26       2.26     04/02-01/06   4.50%    04/25/2032     Aaa/AAA/AAA
                                            Only
--------------------------------------------------------------------------------------------------------------------------------
     3-A          $52,632,000 Variable  Variable PT    1.85       2.85     04/02-04/11   4.50%    04/25/2032     Aaa/AAA/AAA
--------------------------------------------------------------------------------------------------------------------------------
     4-A         $170,009,000 Variable  Variable PT    2.88       3.09     04/02-04/11   4.50%    04/25/2032     Aaa/AAA/AAA
--------------------------------------------------------------------------------------------------------------------------------
     5-A         $115,871,000 Variable  Variable PT    2.46       2.96     04/02-04/11   4.50%    04/25/2032     Aaa/AAA/AAA
--------------------------------------------------------------------------------------------------------------------------------
     6-A          $48,234,000 Variable  Variable PT    3.16       3.13     04/02-04/11   4.50%    04/25/2032     Aaa/AAA/AAA
--------------------------------------------------------------------------------------------------------------------------------
    B1(7)         $20,213,000 Variable     Sub PT       NA        5.34     04/02-04/11   2.45%    04/25/2032     NR/ AA /AA
    B2(7)          $9,860,000 Variable     Sub PT       NA        5.34     04/02-04/11   1.45%    04/25/2032      NR/ A /A
    B3(7)          $5,422,000 Variable     Sub PT       NA        5.34     04/02-04/11   0.90%    04/25/2032     NR/ BBB /BB
  B4(7)(8)         $3,448,000 Variable     Sub PT       NA        5.34     04/02-04/11   0.55%    04/25/2032     NR/ BB /BB
  B5(7)(8)         $2,463,000 Variable     Sub PT       NA        5.34     04/02-04/11   0.30%    04/25/2032      NR/ B /B
  B6(7)(8)         $2,974,691 Variable     Sub PT       NA        5.34     04/02-04/11   0.00%    04/25/2032      NR/NR/NR
--------------------------------------------------------------------------------------------------------------------------------
    R(9)                 $100 Variable    Residual      NA        0.08     04/02-04/02   4.50%    04/25/2032     NR/AAA/AAA
--------------------------------------------------------------------------------------------------------------------------------


(1)  The Class coupons are described under "Interest Rates" on page 5.


(2) Prepayments were run at 100% PPC as described herein. Assumes bonds pay on the 25th of every month beginning in April 2002.

(3) WAL to the earlier of the WA Reset or IO collapse for each respective Hybrid collateral groups assumes there is no cross collateralization between remaining outstanding senior certificates. The WAL to the interest-only (IO) collapse for collateral Group 1 and 2 is month 54 (Distribution Date in September 2006) and month 46 (Distribution Date in January 2006), respectively. The WAL to the WA Reset for collateral Groups 3, 4 , 5 and 6 is month 33 (Distribution Date in December 2004), month 80 (Distribution Date in November 2008), month 56 (Distribution Date in November 2006) and month 115 (Distribution Date in October 2011), respectively.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

(4) The Class 1-A1 is a super senior certificate and the Class 1-A4 is a senior support certificate. The Class 1-A4 will provide credit enhancement to the Class 1-A1. Initial credit enhancement of 8.25% to the Class 1-A1 is equal to the sum of (1) initial loss coverage of 4.50% from the subordinate bonds (Class B) and (2) the initial principal balance of the Class 1-A4 divided by the initial principal balance of the Class 1-A1, or 3.75%.

(5) The Class 2-A1 is a super senior certificate and the Class 2-A2 is a senior support certificate. The Class 2-A2 will provide credit enhancement to the Class 2-A1. Initial credit enhancement of 7.00% to the Class 2-A1 is equal to the sum of (1) initial loss coverage of 4.50% from the subordinate bonds (Class B) and (2) the initial principal balance of the Class 2-A2 divided by the initial principal balance of the Class 2-A1, or 2.50%.

(6) The Class 1-A5 and 2-A3 are interest only bonds that are not entitled to receive principal. Each of the respective interest only class coupons are described under "Interest Rates" on page 5.

(7)  The Class B will accrue interest at a variable rate.

(8)  The Class B4, B5 and B6 are hereby not offered for sale.

(9) The Class R is a REMIC residual that will accrue interest based on the Net WAC of collateral Group 1.

Deal Overview:
--------------

o The collateral pool is comprised of six groups of mortgage loans.
  - Group 1: 5/25 Hybrid ARMs, indexed to 6-month LIBOR
  - Group 2: 3/27 & 5/25 Hybrid ARMs, indexed to 6-month LIBOR
  - Group 3: 3/1& 3/27 Hybrid ARMs, indexed to 1-year LIBOR and 6-month LIBOR
  - Group 4: 7/1& 7/23 Hybrid ARMs, indexed to 1-year LIBOR and 6-month LIBOR
  - Group 5: 5/1& 5/25 Hybrid ARMs, indexed to 1-year LIBOR and 6-month LIBOR
  - Group 6: 10/1& 10/20 Hybrid ARMs, indexed to 1-year LIBOR and 6-month LIBOR

o The trust will issue 19 certificates: 16 classes will be publicly offered and 3 classes will be privately offered (Classes B4, B5 and B6 will be offered privately).

o The trust will issue 6 classes of subordinate bonds: Class B1, B2, B3, B4, B5 and B6. The trust will also issue one class of residual interest certificates (Class R).

o The Class 1-A1 is a super senior certificate and the Class 1-A4 is a senior support certificate. The Class 1-A4 will provide credit enhancement to the Class 1-A1.

o The Class 2-A1 is a super senior certificate and the Class 2-A2 is a senior support certificate. The Class 2-A2 will provide credit enhancement to the Class 2-A1.

o The Master Servicer (ALS) will maintain a 5% Clean up Call.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:
----------------------

Cut off Date:               March 1, 2002

Expected Pricing Date:      Week of March 18, 2002

Expected Settlement Date:   March 28, 2002

Distribution Dates:         25th of each month, commencing in April 2002

Issuer:                     Structured Asset Securities Corp. ("SASCO")

Master Servicer:            Aurora Loan Services, Inc. ("ALS")

Servicers:                  Group 1:  ALS
                            Group 2:  ALS
                            Group 3:  ALS, Bank of America
                            Group 4:  ALS, Bank of America, Cendant
                            Group 5:  ALS, Cendant, National City
                            Group 6:  ALS, Bank of America, Cendant


Master Servicer Fee:        The Master Servicer will be paid a monthly
                            fee (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:              The Servicing fee for each group is as follows:
                            Group 1: 0.375% per annum on the outstanding mortgage balance.
                            Group 2: 0.375% per annum on the outstanding mortgage balance.
                            Group 3: 0.375% per annum on the outstanding mortgage balance.
                            Group 4: 0.250% to 0.375% per annum on the outstanding mortgage balance (WA 0.356% per annum).
                            Group 5: 0.250% to 0.375% per annum on the outstanding mortgage balance (WA 0.282% per annum).
                            Group 6: 0.250% to 0.375% per annum on the outstanding mortgage balance (WA 0.362% per annum).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE







Terms of the Offering (cont.):

Trustee:                         Wells Fargo

Trustee Fee:                     0.0045% per annum on outstanding mortgage
                                 balance

Rating Agencies:                 Standard and Poor's  Ratings and Fitch Ratings
                                 will rate all of the Offered  Certificates.
                                 Moody's Investors Service will rate the Senior
                                 Certificates, with the exception of the
                                 Class R.

Day Count:                       30/360

Delay Days:                      24 Day Delay:    All Classes.

Registration:                    Book-entry form through DTC

Minimum Denomination:
                                 Class 1-A1,1-A2,1-A3, 1-A4, 2-A1, 2-A2, 3-A,
                                 4-A 5-A, 6-A:  $25,000 /$1 thereafter.
                                 Class 1-A5 and 2-A3: $1,000,000 /$1 thereafter.

                                 Class B1, B2, and B3: $100,000/$1 thereafter.

Tax Status:                      REMIC for Federal income tax purposes.

Prepayment                       Assumption: 100% PPC assumes a constant
                                 pre-payment rate ("CPR") of 25% until 8
                                 months prior to the weighted-average ("WA") rate adjustment date for each respective collateral group (one, two, three, four, five and six), and further assumes the CPR will increase by 0.625% each month for the next 8 months, and then remain constant at 30% CPR thereafter.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):

Below are the PPC curves for collateral Groups 1 through 6:

-------------------------------------------------------------------------------
  Group 1          %         Group 2         %        Group 3          %
   Month          CPR         Month         CPR        Month          CPR
-------------------------------------------------------------------------------
 1 to 49        25.000     1 to 50          25.000   1 to 25          25.000
      50        25.625          51          25.625        26          25.625
      51        26.250          52          26.250        27          26.250
      52        26.875          53          26.875        28          26.875
      53        27.500          54          27.500        29          27.500
      54        28.125          55          28.125        30          28.125
      55        28.750          56          28.750        31          28.750
      56        29.375          57          29.375        32          29.375
 57 forward   30 CPR Flat  58 forward   30 CPR Flat  33 forward   30 CPR Flat
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  Group 4          %         Group 5         %        Group 6          %
   Month          CPR         Month         CPR        Month          CPR
-------------------------------------------------------------------------------
 1 to 72        25.000       1 to 48      25.000      1 to 107       25.000
      73        25.625            49      25.625           108       25.625
      74        26.250            50      26.250           109       26.250
      75        26.875            51      26.875           110       26.875
      76        27.500            52      27.500           111       27.500
      77        28.125            53      28.125           112       28.125
      78        28.750            54      28.750           113       28.750
      79        29.375            55      29.375           114       29.375
 80 forward   30 CPR Flat  56 forward   30 CPR Flat  115 forward   30 CPR Flat
-------------------------------------------------------------------------------

As of the Cut-off Date the WA rate adjustment date for collateral groups one, two three, four, five and six is the following:
Group 1 - December 2006 (month 57)
Group 2 - January 2007 (month 58)
Group 3 - December 2004 (month 33)
Group 4 - November 2008 (month 80)
Group 5 - November 2006 (month 56)
Group 6 - October 2011 (month 115)


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



Terms of the Offering (cont.):

SMMEA Eligibility:                  All classes will be SMMEA eligible except
                                    for Class B2, B3, B4,  B5 and B6.

ERISA Eligibility:                  The Certificates will be ERISA eligible.


5% Optional Termination:            The transaction may be called by ALS on any
                                    Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the Cut-Off Date mortgage loan balance.



Interest Rates:                     Class 1-A1 and 1-A4 will bear interest at a
                                    rate equal to the lesser of (i) 6.44% per annum and (ii) the Net WAC of Group 1 collateral, until the distribution date in September 2006 (month 54). After the distribution date in September 2006, the Class 1-A1 and Class 1-A4 will bear interest at a rate equal to the Net WAC of the Group
                                    1 collateral.

                                    Class 1-A2 will bear interest at a rate
                                    equal to the lesser of (i) 5.25% per annum and (ii) the Net WAC of Group 1 collateral, until the distribution date in September 2006 (month 54). After the distribution date in September 2006, the Class 1-A2 will bear interest at a rate equal to the Net WAC of the Group 1 collateral.

                                    Class 1-A3 will bear interest at a rate
                                    equal to the lesser of (i) 5.33% per annum and (ii) the Net WAC of Group 1 collateral, until the distribution date in September 2006 (month 54). After the distribution date in September 2006, the Class 1-A3 will bear interest at a rate equal to the Net WAC of the Group 1 collateral.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE




Terms of the Offering (cont.) - Interest Rates:

                                    Class 1-A5 will bear interest at a rate
                                    equal to 5.00% per annum until the
                                    distribution date in September 2006 (month
                                    54).based on a Notional Balance. After the distribution date in September 2006, the Class 1-A5 will not be entitled to distributions of any kind and will have a zero Notional Balance. The Notional Balance of the Class 1-A5 on or prior to the distribution date in September 2006 will be equal to the sum of the following:

                                    (A) the sum of the class principal balances
                                    of the Class 1-A1 certificates and the Class
                                    1-A4 certificate multiplied by the following
                                    fraction:
                                                Net WAC 1* minus 6.44%
                                                ----------------------
                                                      5.00%
                                    (B) the class principal balances of the
                                    Class 1-A2 certificates multiplied by the
                                    following fraction:
                                                Net WAC 1* minus 5.25%
                                                ----------------------
                                                      5.00%
                                    (C) the sum of the class principal balances
                                    of the Class 1-A3 certificates multiplied by
                                    the following fraction:
                                                Net WAC 1* minus 5.33%
                                                ----------------------
                                                      5.00%
                                    (*Net WAC 1 = Weighted-average pass-through
                                    Rate for Group 1 mortage loans)

                                    Class R will bear interest at a rate equal to the Net WAC of the Group 1 collateral.

                                    Class 2-A1 and 2-A2 will bear interest at a rate equal to the lesser of (i) 6.31% per annum and (ii) the Net WAC of Group 2 collateral, until the distribution date in January 2006 (month 46). After the distribution date in January 2006, the Class 2-A1 and Class 2-A2 will bear interest at a rate equal to the Net WAC of the Group 2 collateral.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



Terms of the Offering (cont.) - Interest Rates:

                                    Class 2-A3 will bear interest at a rate
                                    equal to 5.00% per annum until the
                                    distribution date in January 2006 (month 46) based on a Notional Balance. After the distribution date in January 2006, the Class 2-A3 will not be entitled to distributions of any kind and will have a zero Notional Balance. The Notional Balance of the Class 2-A3 on or prior to the distribution date in January 2006 will be equal to the following:

                                    (A) the sum of the class principal balances
                                    of the Class 2-A1 certificates and the Class
                                    2-A2 certificates multiplied by the
                                    following fraction:
                                                Net WAC 2* minus 6.31%
                                                ----------------------
                                                        5.00%

                                    (*Net WAC 2 = Weighted-average pass-through
                                    Rate for Group 2 mortage loans)

                                    Class 3-A will bear interest at a rate equal to the Net WAC of the Group 3 collateral.

                                    Class 4-A will bear interest at a rate equal to the Net WAC of the Group 4 collateral.

                                    Class 5-A will bear interest at a rate equal to the Net WAC of the Group 5 collateral.

                                    Class 6-A will bear interest at a rate equal to the Net WAC of the Group 6 collateral.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.) - Interest Rates:


                                    Class B1, B2, B3, B4, B5 and B6 are
                                    cross-collateralized subordinate bonds for payments of principal, interest and allocation of losses. The Class B will bear interest at a rate equal to the weighted average of the respective underlying subordinate rate weighted by the corresponding "Group Subordinate Amounts".

                                    The Group Subordinate Amounts for groups 1 through 5 are calculated as follows:

                                    Subordinate Amount Group 1:
                                    --------------------------

                                    Total Group 1 collateral, less the current principal balance of the Group 1 Senior Bonds (excluding notional balances).

                                    Subordinate Amount Group 2:
                                    --------------------------

                                    Total Group 2 collateral, less the current principal balance of the Group 2 Senior Bonds (excluding notional balances).

                                    Subordinate Amount Group 3:
                                    --------------------------

                                    Total Group 3 collateral, less the current principal balance of the Group 3 Senior Bonds.

                                    Subordinate Amount Group 4:
                                    --------------------------

                                    Total Group 4 collateral, less the current principal balance of the Group 4 Senior Bond.

                                    Subordinate Amount Group 5:
                                    --------------------------

                                    Total Group 5 collateral, less the current principal balance of the Group 5 Senior Bond.

                                    Subordinate Amount Group 6:
                                    --------------------------

                                    Total Group 6 collateral, less the current principal balance of the Group 6 Senior Bond.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

                                    The underlying subordinate rates for Group
                                    1, Group 2, Group 3, Group 4, Group 5 and
                                    Group 6 are calculated as follows:

                                    Subordinate Underlying Rate, Group 1:
                                    ------------------------------------

                                    The Group 1 underlying subordinate rate will be equal to the Net WAC of collateral Group 1.

                                    Subordinate Underlying Rate, Group 2:
                                    ------------------------------------

                                    The Group 2 underlying subordinate rate will be equal to the Net WAC of collateral Group 2.

                                    Subordinate Underlying Rate Group 3:
                                    -----------------------------------

                                    The Group 3 underlying subordinate rate will be equal to the Net WAC of collateral Group 3.

                                    Subordinate Underlying Rate Group 4:
                                    -----------------------------------

                                    The Group 4 underlying subordinate rate will be equal to the Net WAC of collateral Group 4.

                                    Subordinate Underlying Rate Group 5:
                                    -----------------------------------

                                    The Group 5 underlying subordinate rate will be equal to the Net WAC of collateral Group 5.

                                    Subordinate Underlying Rate Group 6:
                                    -----------------------------------

                                    The Group 6 underlying subordinate rate will be equal to the Net WAC of collateral Group 6.


Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The credit enhancement
                                    information shown below is subject to final rating agency approval.

                                    Group 1 Super Senior Certificates:
                                    -----------------------------------
                                    Credit enhancement for the Group 1 Class
                                    1-A1 Super Senior Certificates will consist of the subordination of the Class 1-A4, Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates, initially 8.25%(1) total subordination.
                                    (1) Initial credit enhancement of 8.25% to the Class 1-A1 is equal to the sum of (1) initial loss coverage of 4.50% from subordinate bonds (Class B) and (2) the initial principal balance of the Class 1-A4 divided by the initial principal balance of the Class 1-A1, or 3.75%.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                    Group 1 Senior Certificates:
                                    -----------------------------------
                                    Credit enhancement for the Group 1 Senior
                                    Certificates will consist of the
                                    subordination of the Class B1, Class B2,
                                    Class B3, Class B4, Class B5 and Class B6, initially 4.50% total subordination.

                                    Group 2 Super Senior Certificates:
                                    -----------------------------------
                                    Credit enhancement for the Group 2 Class
                                    2-A1 Super Senior Certificates will consist of the subordination of the Class 2-A2, Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates, initially 7.00%(1) total subordination.
                                    (1) Initial credit enhancement of 7.00% to the Class 2-A1 is equal to the sum of (1) initial loss coverage of 4.50% from subordinate bonds (Class B) and (2) the initial principal balance of the Class 2-A2 divided by the initial principal balance of the Class 2-A1, or 2.50%.

                                    Group 2 Senior Certificates:
                                    -----------------------------------
                                    Credit enhancement for the Group 2 Senior
                                    Certificates will consist of the
                                    subordination of the Class B1, Class B2,
                                    Class B3, Class B4, Class B5 and Class B6, initially 4.50% total subordination.

                                    Group 3 Senior Certificates:
                                    -----------------------------------
                                    Credit enhancement for the Group 3 Senior
                                    Certificates will consist of the
                                    subordination of the Class B1, Class B2,
                                    Class B3, Class B4, Class B5 and Class B6, initially 4.50% total subordination.

                                    Group 4 Senior Certificates:
                                    -----------------------------------
                                    Credit enhancement for the Group 4 Senior
                                    Certificates will consist of the
                                    subordination of the Class B1, Class B2,
                                    Class B3, Class B4, Class B5 and Class B6, initially 4.50% total subordination.

                                    Group 5 Senior Certificates:
                                    -----------------------------------
                                    Credit enhancement for the Group 5 Senior
                                    Certificates will consist of the
                                    subordination of the Class B1, Class B2,
                                    Class B3, Class B4, Class B5 and Class B6, initially 4.50% total subordination.

                                    Group 6 Senior Certificates:
                                    -----------------------------------
                                    Credit enhancement for the Group 6 Senior
                                    Certificates will consist of the
                                    subordination of the Class B1, Class B2,
                                    Class B3, Class B4, Class B5 and Class B6, initially 4.50% total subordination.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE





Loss Allocation:                    If all of the credit support features have
                                    been extinguished, any further losses will be allocated to the respective Class A
                                    Certificates on a pro rata basis*.
                                    * The Class 1-A4 will be subordinated to the Class 1-A1, and the Class 2-A2 will be subordinated to the Class 2-A1, for the purposes of loss allocation. Principal
                                    Distributions


Shift %: 100% 1st 5 years*, 70% in year 6, 60% in year 7, 40% in year 8, 20% in year 9, 0% thereafter.

* Shifting Interest Structure with 5-year lockout
(*if the respective AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the Senior bonds will be entitled to 50% of the Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36 if the respective AAA loss coverage doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective Senior bond percentage only, subject to cumulative loss and delinquency tests).

Subordinate PDA1:                   (Scheduled Principal + Pre-payment
                                    Principal), less (Senior PDA1)

Subordinate PDA2:                   (Scheduled Principal + Pre-payment
                                    Principal), less (Senior PDA2)


Subordinate PDA3:                   (Scheduled Principal + Pre-payment
                                    Principal), less (Senior PDA3)

Subordinate PDA4:                   (Scheduled Principal + Pre-payment
                                    Principal), less (Senior PDA4)

Subordinate PDA5:                   (Scheduled Principal + Pre-payment
                                    Principal), less (Senior PDA5)

Subordinate PDA6:                   (Scheduled Principal + Pre-payment
                                    Principal), less (Senior PDA6)

IO Classes:                         1-A5, 2-A3


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:

I. Pay Senior PDA as follows:
----------------------------

Senior PDA1:
   1) Pay to Class R, until reduced to zero.
   2) Pay Pro-Rata to Class 1-A1, 1-A2, 1-A3, and 1-A4, until reduced to zero.

Senior PDA2:
   1) Pay Pro-Rata to Class 2-A1 and 2-A2, until reduced to zero.

Senior PDA3:
   1) Pay to Class 3-A until reduced to zero.

Senior PDA4:
   1) Pay to Class 4-A, until reduced to zero.

Senior PDA5:
   1) Pay to Class 5-A, until reduced to zero.

Senior PDA6:
   2) Pay to Class 6-A, until reduced to zero.


II. Pay Subordinate PDA as follows*:
-----------------------------------
*Subject to cumulative loss and delinquency tests

Subordinate PDA1, 2, 3, 4, 5 and 6:
-----------------------------------
1) Pay Class B1, B2, B3, B4, B5, and B6, PRO RATA, until reduced to zero.

--------------------------------------------------------------------------------
                                       Contacts
 MBS Trading                  Matt Miller                 (212) 526-8315
                              Rishi Bansal                (212) 526-8315
                              MaryEllen Donovan           (212) 526-8315

 Residential Finance          Stan Labanowski             (212) 526-6211
                              Mike Hitzmann               (212) 526-5806
                              Jenna Levine                (201) 793-4279
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).